Related-Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related-Party Transactions

NOTE 12 – RELATED-PARTY TRANSACTIONS

In the ordinary course of business, loans are made by the Bank to executive officers, directors, their immediate family members, and their related business interests consistent with Federal Reserve Regulation O and GAAP definition of related parties.

The following is an analysis of activity of related-party loans for the years ended December 31:

(Dollars in thousands)	2020	2019
Balance at beginning of year	$873	$1,130
New loans and advances	31	102
Repayments, including loans sold	769	217
Changes in related parties [1]	(51)	(142)
Balance at end of year	$84	$873

[1] The adjustments made in 2020 and 2019 relate to the retirement of directors.

Deposits from executive officers, directors, their immediate family members, and their related business interests on December 31, 2020 and 2019 were approximately $7.5 million and $4.2 million.